Exhibit 31.1

   CERTIFICATION PURSUANT TO RULE 13a-14a or Rule 15d-14(a) OF THE
         SECURITIES EXCHANGE ACT OF 1934, AS ADOPTED PURSUANT
           TO SECTION 302 OF THE SARBANES-0XLEY ACT OF 2002

I, Edward C. Levine, President/Chief Financial Officer of the
Registrant, OCG Technology, Inc. hereby certify that:

              1)      I have reviewed this quarterly  Form
                      10-QSB for the period ending March 31,
                      2005 of  OCG Technology, Inc.;

              2) Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

              3)      Based on my knowledge, the financial
                      statements, and other financial
                      information included in this report,
                      fairly present in all material respects
                      the financial condition, results of
                      operations and cash flows of the
                      Registrant as of, and for, the periods
                      presented in this quarterly report;

              4) I am solely responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a - 15(f) and 15d- 15(f)) for the Registrant and I have:

                      a)      designed such disclosure
                              controls and procedures or
                              caused such disclosure controls
                              and procedures to be designed
                              under my supervision, to ensure
                              that material information
                              relating to the Registrant,
                              including its consolidated
                              subsidiaries, is made known to
                              us by others within those
                              entities, particularly during
                              the period in which this
                              quarterly report was prepared;

                      b)      designed such internal control
                              over financial reporting, or
                              caused such internal control
                              over financial reporting to be
                              designed under my supervision,
                              to provide reasonable assurance
                              regarding the reliability of
                              financial reporting and the
                              preparation of financial
                              statements for external purposes
                              in accordance with generally
                              accepted accounting procedures;

                      c)      evaluated the effectiveness of
                              the Registrant's disclosure
                              controls and procedures and
                              presented in this report our
                              conclusions about the
                              effectiveness of the disclosure
                              controls and procedures as of
                              the end of the period covered by
                              this quarterly report based on
                              such evaluation; and

                      d)      disclosed in this quarterly
                              report any change in the
                              Registrant's internal control
                              over financial reporting that
                              occurred during the period
                              ending March 31, 2005 that has
                              materially affected, or is
                              reasonably likely to materially
                              affect, the Registrant's
                              internal control over financial
                              reporting; and

              5)      I have disclosed, based on my most
                      recent evaluation of internal control
                      over financial reporting, to the
                      Registrant's auditors and the audit
                      committee of the Registrant's board of
                      directors (or persons performing the
                      equivalent function):

                      a)       all significant deficiencies
                              and material weaknesses in the
                              design or operation of internal
                              control over financial reporting
                              which are reasonably likely to
                              adversely affect the
                              Registrant's ability to record,
                              process, summarize and report
                              financial information; and

                      b)      any fraud, whether or not
                              material, that involves
                              management or other employees
                              who have a significant role in
                              the Registrant's internal
                              control over financial reporting.

      Date: May 14, 2005

      By:     /s/ Edward C. Levine
           ---------------------------------------------------
           Edward C. Levine,
           President/Chief Financial Officer